UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

Commission File Number: 1-11607
DTE Energy Company

Michigan	38-3217752
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)
Commission File Number: 1-2198
DTE Electric Company

Michigan	38-0478650
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)
Registrants address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1279
Registrants telephone number, including area code: (313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange

2016 Series B 5.375% Junior Subordinated Debentures due 2076	DTJ	New York Stock Exchange

2016 Series F 6.00% Junior Subordinated Debentures due 2076	DTY	New York Stock Exchange

2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange

2019 6.25% Corporate Units	DTP	New York Stock Exchange

2020 Series G 4.375% Junior Subordinated Debentures due 2080	DTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 14, 2021, DTE Energy Company (the “Company”) approved the appointment of Tracy Myrick, currently the Company’s Director – Technical and Corporate Accounting, as the Company’s Chief Accounting Officer to be effective June 21, 2021. Ms. Myrick will also be the Chief Accounting Officer for the Company’s wholly-owned subsidiary, DTE Electric Company. Mark Rolling, currently Vice President, Finance and Controller and Chief Accounting Officer will continue as Vice President, Finance and Controller. Ms. Myrick, age 45, has served as Director – Technical and Corporate Accounting of DTE Energy since 2017.

Ms. Myrick will receive an increase in base salary and her target percentages under the Company’s Annual Incentive Plan and Long Term Incentive Plan will increase. She will also be eligible to participate in the Company’s Executive Supplemental Retirement Plan. You can find more information about these plans in the Company’s 2021 Proxy Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit(s)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 20, 2021

DTE ENERGY COMPANY (Registrant)

/s/Diane M. Antishin Diane M. Antishin Vice President - Human Resources and Chief Diversity and Inclusion Officer

DTE ELECTRIC COMPANY (Registrant)

/s/Diane M. Antishin Diane M. Antishin Vice President - Human Resources and Chief Diversity and Inclusion Officer